©2008 Discover Financial Services 1 Merrill Lynch Banking & Financial Services Conference November 11, 2008 Exhibit 99.1

©2008 Discover Financial Services
The following slides are part of a presentation by Discover Financial Services (the "Company") and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete.
The information provided herein may include certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included in the Company’s Form 10-K for the year ended
November 30, 2007 and the Company’s Form 10-Q for the quarter ended August 31, 2008, each of which is on file with the SEC and available on the Company’s website at www.discover.com.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-
looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors,"
"Business – Competition," "Business – Regulatory Matters"  and "Management’s Discussion and Analysis of
Financial Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended
November 30, 2007, and “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and
Results of Operations” in the Company’s Quarterly Reports on Form 10-Q for the quarters ended May 31, 2008 and August 31, 2008, which are on file with the SEC.
Certain historical financial information about the Company that we have included in this presentation has been derived from Morgan Stanley’s consolidated financial statements and does not necessarily reflect what our financial condition, results of operations or cash flows would have been had we operated as a separate, stand-alone company during the periods presented.
Notice

©2008 Discover Financial Services

Positioned For Value Creation
U.S. Card
• Conservative growth strategy/prime customer focus
• Superior relative credit risk performance
• Leading rewards program/customer service
• Tenured, loyal customer base
Payments
• Over 250% volume increase over past four years
• Strong position in U.S. debit via PULSE
• Dramatic increase in U.S. merchant acceptance
• International acceptance and volume through Diners Club
Liquidity & Funding
• Multiple sources of financing and liquidity
• Discover Bank is well-capitalized
Visa/MasterCard Litigation Settlement
• Positive earnings impact/strengthen capital base
• Initiatives to build global business

©2008 Discover Financial Services

What Has Changed Since November 2007
Economy
• Negative GDP growth in 3Q08
• Unemployment/Underemployment
• Bankruptcy filings
• Consumer confidence
• Consumer liquidity
• Home price deflation
Capital Markets
• CDO/ABCP market disruptions
• Financial services company
issues
–
Bear Stearns
–
Fannie/Freddie
–
Lehman Brothers
–
AIG
• Credit markets freeze
• U.S. government intervention

DISCOVER CARD

DISCOVER NETWORK

Diners Club International

pulse

DISCOVER BANK

DISCOVER FINANCIAL SERVICES

©2008 Discover Financial Services

Actions Discover Has Taken
Card Issuing
• Controlled growth &
line management
• Further tightened
credit criteria &
strengthened
collections
• Strengthened loss
reserves – added
$330MM YOY
• Sold $4Bn UK
issuing business
Payments Businesses
• Building-out U.S.
acceptance – signed
all major acquirers
• Acquired Diners Club;
platform for global
acceptance
• Expanding third-party
issuing
Capital and Funding
• Capital level has
grown – tangible
equity ratio 11.2%
• Increased liquidity
pool to $9.6Bn
• Expanded direct-to-
consumer deposits to
$5Bn
• Settled V/MA
litigation for $2.75Bn
Note(s): Loss reserves, tangible equity ratio and liquidity pool figure as of August 31, 2008

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DISCOVER FINANCIAL SERVICES

©2008 Discover Financial Services

Unique Business Model
•
Discover
is the only card
issuer that operates global
payment networks with both
credit and debit capabilities
•
Discover Network
supports
the U.S. card & third-party
issuing businesses
• Strong position in U.S. debit
via PULSE
• International acceptance
through Diners Club
Card U.S. U.S.
Issuing Credit Debit International
American Express
Visa
MasterCard
First Data/STAR
Metavante/NYCE
Citi
Bank of America
JPM Chase
Capital One
Networks

©2008 Discover Financial Services

Distinctive Brand and Leader in Cash
Rewards
Unaided Issuer Brand Awareness
Source: GfK
Arbor, 3Q08 data
Citi
AMEX
JPM
Chase
BofA
Capital
One
Household Ownership of
Cash Rewards Cards
Source: 2007 TNS Consumer Card Strategies
Research Program
45%
4%
13%
15%
15%
14%
17%
23%
26%
30%
60%
63%
AMEX Capital
One
Chase Citi BofA

©2008 Discover Financial Services

World Class Customer Service
Customer Service Experience
68%
87%
66%
82%
95%
82%
First Call Resolution
(1)
Calls Resolved
Overall Customer
Satisfaction
Avg Call
Center
Measure
•Call centers in-house; on-shore
•46% of agents tenured over 3 years
•More than 90% of agent handled calls
answered within 60 seconds
•280MM customer interactions per year
through primary channels
• #1 in Customer Loyalty
–
Brand Keys, 1998-2008
• World Class Customer
Satisfaction Award
–
Service Quality Measurement
Group, 2006-2008
• Top Tier Customer Service
–
J.D. Power and Associates,
2007 & 2008
• #1 Web Site in Overall
Satisfaction
–
Keynote Systems – 2006 & 2007
Customer Service Awards
Note(s):
(1)
2007 Service Quality Benchmarking Report, Service Quality Measurement Group

©2008 Discover Financial Services

-5%
0%
5%
10%
15%
20%
25%
2005 2006 2007 3Q08
Chase Capital One
AMEX BofA Citi
U.S. Receivables Growth
Note(s):
(1)
U.S. Card
(2)
Card Services
(3)
U.S. Consumer Card
(4)
N.A. Cards
Managed Receivables (YOY)
Source: SEC Filings
(3)
(2)
(4)
(1)
(1)
(1)

DISCOVER

DISCOVER

DISCOVER

DISCOVER FINANCIAL SERVICES

©2008 Discover Financial Services

58%
46%
58%
60%
73%
79%
Citi BofA Chase AMEX Capital
One
Favorable Relative Portfolio Positioning
Note(s):
(1)
Master Trust balances as of 9/16/08; based on receivables
(2)
Weighted average tenure of the receivables that are assets of the Chase Issuance Trust
(3)
Based on July 2008 calendar year YTD average
(4)
Excludes Discover Financial Services and American Express
(5)
Represented by Chase’s CHAIT Master Trust  % of accounts outstanding
(2)
Distribution of Receivables
(1) Portfolio Tenure
(1)
> 5 Years
(two states with the highest mortgage foreclosure rates
)
Cardmember Attrition
(3)
4.1%
7.2%
U.S. Industry Average
(4)
Source: Cardweb’s July 2008 Monthly Survey and Company data
(5)
12%
13%
15%
14%
17%
6%
6%
7%
8%
9%
16%
18%
19%
22%
26%
10%
6%
22%
Chase Capital
One
Citi BofA AMEX
California Florida

©2008 Discover Financial Services

Strong Relative Credit Performance
Source: SEC Filings
Managed 30+ Day Delinquency Rate
(1)
Note(s):
(1)
Discover fiscal year, all others calendar year
(2)
U.S. Card
(3)
Card Services
(4)
N.A. Cards
Source: SEC Filings
Managed Net Charge-Off Rate
(1)
(2)
(3)
(4)
(2)
(3)
(4)
Note(s):
(1)
Discover fiscal year, all others calendar year
(2)
U.S. Card
(3)
Card Services
(4)
U.S. & Intl.
(2)
(2)
(2) (2)
2%
3%
4%
5%
6%
7%
2005 2006 2007 1Q08 2Q08 3Q08
Chase Capital One
AMEX BofA Citi
2%
3%
4%
5%
6%
7%
2005 2006 2007 1Q08 2Q08 3Q08
Chase Capital One
AMEX BofA
(2)

©2008 Discover Financial Services

• Unemployment levels
• Housing prices
• Energy costs
• Consumer credit availability
U.S. Credit Outlook
Future loss rate factors:
• 4Q08 managed net charge-
off rate approaching 5.5%
• 1Q09 managed net charge-
off rate approaching 6%
Future loss rate estimates:

Diners Club International
pulse
DISCOVER NETWORK
DISCOVER CARD
DISCOVER NETWORK

DISCOVER FINANCIAL SERVICES

©2008 Discover Financial Services

• $5Bn volume in third quarter
(2)
–
Platform for global acceptance
–
185 countries/territories
$60
$70
$86
$104
$79
$146
$163
$186
$212
$94
$96
$6 $5
$5
2004 2005 2006 2007 2008
(1)
$ Volume On Our Networks
V/MA
Antitrust
ruling
(Bn)
• $104Bn debit card volume
–
Over 4,500 issuers
–
28% volume growth
–
2.6Bn transactions
• $6Bn third-party issuer volume
–
Over 30 issuers
–
25% volume growth
Notes:
(1)
Trailing four quarters ending 3Q08
(2)
Acquisition completed June 30, 2008; volume for two months
• $96Bn Discover Card proprietary
volume
–
4% volume growth

DISCOVER NETWORK

FIRST DATA

global payments

Bank of America

Fifth Third Bank

NOVA INFORMATION SYSTEMS

JPMorganChase

DISCOVER FINANCIAL SERVICES

©2008 Discover Financial Services

Achieving Broad U.S. Merchant Acceptance
Sample Third-Party
Acquirers Signed
New acceptance model:
• Maintain direct relationships with
larger merchants
• Leverage merchant acquirers to reach
small to mid-size merchants
Merchant acceptance progress:
• Agreements in place with 88 acquirers;
~98% of U.S. volume
(1)
• 175,000 merchants signed per month
(2)
• New merchant boardings up 93%
(fiscal YTD)
Notes:
(1)
Bankcard volume
(2)
Monthly average in 3Q08

Diners Club International

Santander Central Hispano

HYUNDAI

Bank Austria Creditanstalt

citi

Standard Bank

SEB

DISCOVER FINANCIAL SERVICES

©2008 Discover Financial Services

Achieving International Acceptance & Volume
Sample Diners Club
Global Issuers
Higher network volume, revenue and
profits:
• 44 global issuer licensees
• Premium positioning, high
average spending
• Opportunity for new
international partnerships
Network interoperability targeted for 2010:
• Diners Club doubles global merchant
acceptance for Discover Network Cards
• Inbound Diners Club volume on
Discover Network

©2008 Discover Financial Services

Notes:
(1)
Includes retained subordinate tranches
Funding at August 31, 2008
• Deposits
–
Cost effective
–
Strong availability
–
Growing direct deposits business
• Public ABS
–
Tight market
–
Higher spreads
–
$2.9Bn in 2009 maturities
• Private ABS (bank conduits)
–
Six global top-tier banks
–
$1.5Bn open capacity
Deposits
($27Bn, 47%)
Term ABS
(1)
($23Bn, 41%)
Private ABS
($5Bn, 9%)
Other
($2Bn, 3%)
Funding Sources Funding Mix

©2008 Discover Financial Services

Deposit Funding
• Brokered deposits distributed through top tier U.S. wealth management firms
• Direct-to-consumer deposit issuance continues to grow
–
Added $1Bn in 3Q08
• Extending CD maturities
–
Average maturity at 27 months vs. 22 months at prior quarter
Deposit Growth
At Spin
(Bn) June 2007 Aug 2008 Change % Incr
Brokered Deposits $16.1 $19.8 $3.7 23%
Direct-to-Consumer 2.5 4.8 2.3 92%
Sweeps/Other 1.7 2.2 0.5 30%
Total Deposits $20.3 $26.8 $6.5 32%

©2008 Discover Financial Services

9.4%
11.2%
6/30/2007
Spin-off
3Q08
Capital Management
Tangible Equity/Net Managed
Receivables Capital Management
• Capital ratio has strengthened
since spin-off
–
Solid earnings
–
Sale of U.K. business
• Quarterly dividends of $0.06 per
share since spin-off
• Unchanged long-term ratings at
Discover Bank
–
Fitch BBB
–
Moody’s Baa2
–
S&P BBB
• Tangible equity has grown from $4.8Bn at
spin-off to $5.5Bn at August 31, 2008

©2008 Discover Financial Services

Visa/MasterCard Litigation Settlement
$2.75 billion settlement agreement in antitrust dispute:
• $862MM in 4Q08
• Expect $472MM per quarter in 2009
(1)
Use of proceeds:
• Positive earnings impact/strengthen capital base
–
Shift to on-balance sheet funding
–
Credit trends
• Initiatives to build global business
–
Broadening acceptance
–
Expanding network volume
–
Enhancing brand recognition
–
Growing deposit franchise
Notes:
(1)
Based upon achieving certain performance levels in network sales volumes

©2008 Discover Financial Services

Positioned For Value Creation
U.S. Card
• Conservative growth strategy/prime customer focus
• Superior relative credit risk performance
• Leading rewards program/customer service
• Tenured, loyal customer base
Payments
• Over 250% volume increase over past four years
• Strong position in U.S. debit via PULSE
• Dramatic increase in U.S. merchant acceptance
• International acceptance and volume through Diners Club
Liquidity & Funding
• Multiple sources of financing and liquidity
• Discover Bank is well-capitalized
Visa/MasterCard Litigation Settlement
• Positive earnings impact/strengthen capital base
• Initiatives to build global business

©2008 Discover Financial Services 21 Q&A